Meta Reports Second Quarter 2024 Results

MENLO PARK, Calif. – July 31, 2024 – Meta Platforms, Inc. (Nasdaq: META) today reported financial results for the quarter ended June 30, 2024.

"We had a strong quarter, and Meta AI is on track to be the most used AI assistant in the world by the end of the year," said Mark Zuckerberg, Meta founder and CEO. "We've released the first frontier-level open source AI model, we continue to see good traction with our Ray-Ban Meta AI glasses, and we're driving good growth across our apps."

Second Quarter 2024 Financial Highlights

	Three Months Ended June 30,		% Change
In millions, except percentages and per share amounts	2024	2023
Revenue	$39,071	$31,999	22%
Costs and expenses	24,224	22,607	7%
Income from operations	$14,847	$9,392	58%
Operating margin	38%	29%
Provision for income taxes	$1,641	$1,505	9%
Effective tax rate	11%	16%
Net income	$13,465	$7,788	73%
Diluted earnings per share (EPS)	$5.16	$2.98	73%

Second Quarter 2024 Operational and Other Financial Highlights

•Family daily active people (DAP) – DAP was 3.27 billion on average for June 2024, an increase of 7% year-over-year.
•Ad impressions – Ad impressions delivered across our Family of Apps increased by 10% year-over-year.
•Average price per ad – Average price per ad increased by 10% year-over-year.
•Revenue – Total revenue was $39.07 billion, an increase of 22% year-over-year. Revenue on a constant currency basis would have increased 23% year-over-year.
•Costs and expenses – Total costs and expenses were $24.22 billion, an increase of 7% year-over-year.
•Capital expenditures – Capital expenditures, including principal payments on finance leases, were $8.47 billion.
•Capital return program – Share repurchases were $6.32 billion of our Class A common stock and dividend payments were $1.27 billion.
•Cash, cash equivalents, and marketable securities – Cash, cash equivalents, and marketable securities were $58.08 billion as of June 30, 2024. Free cash flow was $10.90 billion.
•Headcount – Headcount was 70,799 as of June 30, 2024, a decrease of 1% year-over-year.

CFO Outlook Commentary

We expect third quarter 2024 total revenue to be in the range of $38.5-41 billion. Our guidance assumes foreign currency is a 2% headwind to year-over-year total revenue growth, based on current exchange rates.

We expect full-year 2024 total expenses to be in the range of $96-99 billion, unchanged from our prior outlook. For Reality Labs, we continue to expect 2024 operating losses to increase meaningfully year-over-year due to our ongoing product development efforts and investments to further scale our ecosystem.

While we do not intend to provide any quantitative guidance for 2025 until the fourth quarter call, we expect infrastructure costs will be a significant driver of expense growth next year as we recognize depreciation and operating costs associated with our expanded infrastructure footprint.

We anticipate our full-year 2024 capital expenditures will be in the range of $37-40 billion, updated from our prior range of $35-40 billion. While we continue to refine our plans for next year, we currently expect significant capital expenditures growth in 2025 as we invest to support our artificial intelligence research and product development efforts.

Absent any changes to our tax landscape, we expect our full-year 2024 tax rate to be in the mid-teens.

In addition, we continue to monitor an active regulatory landscape, including the increasing legal and regulatory headwinds in the EU and the U.S. that could significantly impact our business and our financial results.

Webcast and Conference Call Information

Meta will host a conference call to discuss the results at 2:00 p.m. PT / 5:00 p.m. ET today. The live webcast of Meta's earnings conference call can be accessed at the Meta Investor Relations website at investor.fb.com, along with the earnings press release, financial tables, and slide presentation.

Following the call, a replay will be available at the same website. Transcripts of conference calls with publishing equity research analysts held today will also be posted to the investor.fb.com website.

Disclosure Information

Meta uses the investor.fb.com and about.fb.com/news/ websites as well as Mark Zuckerberg's Facebook Page (facebook.com/zuck), Instagram account (instagram.com/zuck) and Threads profile (threads.net/zuck) as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

About Meta

Meta builds technologies that help people connect, find communities, and grow businesses. When Facebook launched in 2004, it changed the way people connect. Apps like Messenger, Instagram, and WhatsApp further empowered billions around the world. Now, Meta is moving beyond 2D screens toward immersive experiences like augmented and virtual reality to help build the next evolution in social technology.

Contacts

Investors:
Kenneth Dorell
investor@meta.com / investor.fb.com

Press:
Ryan Moore
press@meta.com / about.fb.com/news/

Forward-Looking Statements

This press release contains forward-looking statements regarding our future business plans and expectations. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors including: the impact of macroeconomic conditions on our business and financial results, including as a result of geopolitical events; our ability to retain or increase users and engagement levels; our reliance on advertising revenue; our dependency on data signals and mobile operating systems, networks, and standards that we do not control; changes to the content or application of third-party policies that impact our advertising practices; risks associated with new products and changes to existing products as well as other new business initiatives, including our artificial intelligence initiatives and metaverse efforts; our emphasis on community growth and engagement and the user experience over short-term financial results; maintaining and enhancing our brand and reputation; our ongoing privacy, safety, security, and content review efforts; competition; risks associated with government actions that could restrict access to our products or impair our ability to sell advertising in certain countries; litigation and government inquiries; privacy, legislative, and regulatory concerns or developments; risks associated with acquisitions; security breaches; our ability to manage our scale and geographically-dispersed operations; and market conditions or other factors affecting the payment of dividends. These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed under the caption "Risk Factors" in our Quarterly Report on Form 10-Q filed with the SEC on April 25, 2024, which is available on our Investor Relations website at investor.fb.com and on the SEC website at www.sec.gov. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. In addition, please note that the date of this press release is July 31, 2024, and any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of this date. We undertake no obligation to update these statements as a result of new information or future events.

For a discussion of limitations in the measurement of certain of our community metrics, see the section entitled "Limitations of Key Metrics and Other Data" in our most recent quarterly or annual report filed with the SEC.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (GAAP), we use the following non-GAAP financial measures: revenue excluding foreign exchange effect, advertising revenue excluding foreign exchange effect, and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In addition, these measures may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures.

We believe these non-GAAP financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance, and allow for greater transparency with respect to key metrics used by management in operating our business.

Our non-GAAP financial measures are adjusted for the following items:

Foreign exchange effect on revenue. We translated revenue for the three and six months ended June 30, 2024 using the prior year's monthly exchange rates for our settlement or billing currencies other than the U.S. dollar, which we believe is a useful metric that facilitates comparison to our historical performance.

Purchases of property and equipment; Principal payments on finance leases. We subtract both purchases of property and equipment, net of proceeds and principal payments on finance leases in our calculation of free cash flow because we believe that these two items collectively represent the amount of property and equipment we need to procure to support our business, regardless of whether we procure such property or equipment with a finance lease. We believe that this methodology can provide useful supplemental information to help investors better understand underlying trends in our business. Free cash flow is not intended to represent our residual cash flow available for discretionary expenditures.

For more information on our non-GAAP financial measures and a reconciliation of GAAP to non-GAAP measures, please see the "Reconciliation of GAAP to Non-GAAP Results" table in this press release.

META PLATFORMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts)
(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue	$39,071	$31,999	$75,527	$60,645
Costs and expenses:
Cost of revenue	7,308	5,945	13,948	12,054
Research and development	10,537	9,344	20,515	18,725
Marketing and sales	2,721	3,154	5,285	6,198
General and administrative (1)	3,658	4,164	7,114	7,049
Total costs and expenses	24,224	22,607	46,862	44,026
Income from operations	14,847	9,392	28,665	16,619
Interest and other income (expense), net	259	(99)	624	(19)
Income before provision for income taxes	15,106	9,293	29,289	16,600
Provision for income taxes	1,641	1,505	3,455	3,102
Net income	$13,465	$7,788	$25,834	$13,498
Earnings per share:
Basic	$5.31	$3.03	$10.17	$5.24
Diluted	$5.16	$2.98	$9.86	$5.18
Weighted-average shares used to compute earnings per share:
Basic	2,534	2,568	2,540	2,577
Diluted	2,610	2,612	2,619	2,604
____________________________________
(1) The second quarter 2024 general and administrative expenses include a charge for the recent settlement with the State of Texas. The settlement amount is fully accrued as of June 30, 2024.

META PLATFORMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)
(Unaudited)
	June 30, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$32,045	$41,862
Marketable securities	26,035	23,541
Accounts receivable, net	14,505	16,169
Prepaid expenses and other current assets	3,846	3,793
Total current assets	76,431	85,365
Non-marketable equity securities	6,207	6,141
Property and equipment, net	102,959	96,587
Operating lease right-of-use assets	14,058	13,294
Goodwill	20,654	20,654
Other assets	9,929	7,582
Total assets	$230,238	$229,623

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$3,173	$4,849
Operating lease liabilities, current	1,917	1,623
Accrued expenses and other current liabilities	21,914	25,488
Total current liabilities	27,004	31,960
Operating lease liabilities, non-current	17,685	17,226
Long-term debt	18,389	18,385
Long-term income taxes	7,897	7,514
Other liabilities	2,500	1,370
Total liabilities	73,475	76,455
Commitments and contingencies
Stockholders' equity:
Common stock and additional paid-in capital	78,270	73,253
Accumulated other comprehensive loss	(2,695)	(2,155)
Retained earnings	81,188	82,070
Total stockholders' equity	156,763	153,168
Total liabilities and stockholders' equity	$230,238	$229,623

META PLATFORMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Cash flows from operating activities
Net income	$13,465	$7,788	$25,834	$13,498
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,637	2,623	7,011	5,147
Share-based compensation	4,616	4,060	8,178	7,111
Deferred income taxes	(1,643)	(1,137)	(2,098)	(1,757)
Impairment charges for facilities consolidation, net	41	232	280	1,002
Other	(6)	212	(71)	204
Changes in assets and liabilities:
Accounts receivable	(1,171)	(1,424)	1,350	1,122
Prepaid expenses and other current assets	(84)	(54)	16	767
Other assets	54	37	(41)	67
Accounts payable	250	(51)	(862)	(1,155)
Accrued expenses and other current liabilities	(497)	5,174	(1,771)	5,268
Other liabilities	708	(151)	790	33
Net cash provided by operating activities	19,370	17,309	38,616	31,307
Cash flows from investing activities
Purchases of property and equipment, net	(8,173)	(6,134)	(14,573)	(12,957)
Purchases of marketable debt securities	(3,289)	(717)	(10,176)	(803)
Sales and maturities of marketable debt securities	3,233	1,816	7,858	2,351
Acquisitions of businesses and intangible assets	(57)	(83)	(129)	(527)
Other investing activities	(12)	(85)	(12)	(10)
Net cash used in investing activities	(8,298)	(5,203)	(17,032)	(11,946)
Cash flows from financing activities
Taxes paid related to net share settlement of equity awards	(3,208)	(1,692)	(6,370)	(2,701)
Repurchases of Class A common stock	(6,299)	(898)	(21,307)	(10,263)
Dividend payments	(1,266)	—	(2,539)	—
Proceeds from issuance of long-term debt, net	—	8,455	—	8,455
Principal payments on finance leases	(299)	(220)	(614)	(484)
Other financing activities	(106)	(353)	(115)	(231)
Net cash provided by (used in) financing activities	(11,178)	5,292	(30,945)	(5,224)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(152)	(14)	(440)	71
Net increase (decrease) in cash, cash equivalents, and restricted cash	(258)	17,384	(9,801)	14,208
Cash, cash equivalents, and restricted cash at beginning of the period	33,284	12,420	42,827	15,596
Cash, cash equivalents, and restricted cash at end of the period	$33,026	$29,804	$33,026	$29,804

Reconciliation of cash, cash equivalents, and restricted cash to the condensed consolidated balance sheets
Cash and cash equivalents	$32,045	$28,785	$32,045	$28,785
Restricted cash, included in prepaid expenses and other current assets	100	165	100	165
Restricted cash, included in other assets	881	854	881	854
Total cash, cash equivalents, and restricted cash	$33,026	$29,804	$33,026	$29,804

META PLATFORMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Supplemental cash flow data
Cash paid for income taxes, net	$5,929	$1,102	$6,559	$1,507
Cash paid for interest, net of amounts capitalized	$124	$—	$245	$182
Non-cash investing and financing activities:
Property and equipment in accounts payable and accrued expenses and other current liabilities	$3,229	$3,845	$3,229	$3,845
Acquisition of businesses and intangible assets in accrued expenses and other current liabilities and other liabilities	$267	$217	$267	$217

Segment Results

We report our financial results for our two reportable segments: Family of Apps (FoA) and Reality Labs (RL). FoA includes Facebook, Instagram, Messenger, WhatsApp, and other services. RL includes our virtual, augmented, and mixed reality related consumer hardware, software, and content.

The following table presents our segment information of revenue and income (loss) from operations:

Segment Information
(In millions)
(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue:
Advertising	$38,329	$31,498	$73,965	$59,599
Other revenue	389	225	769	430
Family of Apps	38,718	31,723	74,734	60,029
Reality Labs	353	276	793	616
Total revenue	$39,071	$31,999	$75,527	$60,645

Income (loss) from operations:
Family of Apps	$19,335	$13,131	$36,999	$24,351
Reality Labs	(4,488)	(3,739)	(8,334)	(7,732)
Total income from operations	$14,847	$9,392	$28,665	$16,619

Reconciliation of GAAP to Non-GAAP Results
(In millions, except percentages)
(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
GAAP revenue	$39,071	$31,999	$75,527	$60,645
Foreign exchange effect on 2024 revenue using 2023 rates	371		265
Revenue excluding foreign exchange effect	$39,442		$75,792
GAAP revenue year-over-year change %	22%		25%
Revenue excluding foreign exchange effect year-over-year change %	23%		25%
GAAP advertising revenue	$38,329	$31,498	$73,965	$59,599
Foreign exchange effect on 2024 advertising revenue using 2023 rates	367		261
Advertising revenue excluding foreign exchange effect	$38,696		$74,226
GAAP advertising revenue year-over-year change %	22%		24%
Advertising revenue excluding foreign exchange effect year-over-year change %	23%		25%

Net cash provided by operating activities	$19,370	$17,309	$38,616	$31,307
Purchases of property and equipment, net	(8,173)	(6,134)	(14,573)	(12,957)
Principal payments on finance leases	(299)	(220)	(614)	(484)
Free cash flow	$10,898	$10,955	$23,429	$17,866